UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2008

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On June 5, 2008, The Davey Tree Expert Company ("Davey") entered into an Agreement and Plan of Merger (the "Agreement") with Hendricksen, The Care of Trees, Inc., an Illinois corporation ("COT"), and certain shareholders of COT. The merger was subject to customary closing conditions and became effective on June 27, 2008. Pursuant to the terms of the Agreement, COT became a wholly-owned subsidiary of Davey.

On June 30, 2008, The Davey Tree Expert Company issued a press release relating to the completion of the acquisition of Hendricksen, The Care of Trees, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1	Press Release, dated June 30, 2008, of The Davey Tree Expert Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:  /s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer
and Secretary

Date:  June 30, 2008

Exhibit	Description

99.1	Press Release, dated June 30, 2008, of The Davey Tree Expert Company.